Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Texas Acquisition
Company Adds Hot-Mix Asphalt Plant in Houston Metro Area

DOTHAN, AL, February 2, 2026 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired GMJ Paving Company, LLC (“GMJ”), a leading asphalt paving contractor for public infrastructure projects operating throughout the Houston, Texas metro area. GMJ’s hot-mix asphalt plant located in Baytown, east of Houston, represents CPI’s twelfth plant in the Houston metro area, complementing CPI’s existing geographic footprint and providing additional throughput opportunity at CPI’s nearby liquid asphalt terminal.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “A core component of our growth strategy is to enter the right markets with the right partners. We entered Houston last August with our acquisition of Durwood Greene Construction Co. and grew our operations significantly in October with our acquisition of the Houston-area construction assets of Vulcan Materials Company. With the acquisition of GMJ, we are further expanding our market share and adding to our team of skilled and experienced operators with extensive local market knowledge and deep customer relationships that is well-positioned to serve one of the most dynamic and rapidly growing markets in the country. We welcome Lupe Munoz and his team to our family of companies as part of Durwood Greene Construction Co. and look forward to our future in Houston.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600